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                                                                    EXHIBIT 99.3

                             JOINT FILING AGREEMENT

March 29, 2005

      This will confirm the agreement by and among the undersigned that the
Schedule 13D filed on or about this date, and any amendments thereto, with respect to the beneficial ownership of the undersigned of shares of the Common Stock of Visual Bible International, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      /s/ Elly Reisman
                                      -----------------------------------
                                      ELLY REISMAN

                                      /s/ Norman Reisman
                                      -----------------------------------
                                      NORMAN REISMAN

                                      /s/ Ruth Reisman
                                      -----------------------------------
                                      RUTH REISMAN

                                      /s/ Beverly Reisman
                                      -----------------------------------
                                      BEVERLY REISMAN

                                      ELLY REISMAN HOLDINGS LIMITED

                                           By: /s/ Elly Reisman
                                               --------------------------
                                               Name:  Elly Reisman
                                               Title: President

                                      NORMAN REISMAN HOLDINGS LIMITED

                                           By: /s/ Norman Reisman
                                               --------------------------
                                               Name:  Norman Reisman
                                               Title: President

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                                                                    EXHIBIT 99.3

                                      RUTH REISMAN LIMITED

                                           By: /s/ Ruth Reisman
                                               --------------------------------
                                               Name:  Ruth Reisman
                                               Title: President

                                      RED BROOK DEVELOPMENTS LIMITED

                                            By: /s/ Elly Reisman
                                                -------------------------------
                                                Name:  Elly Reisman
                                                Title: President